EXHIBIT 32.2

TC ENERGY CORPORATION

450 – 1st Street S.W.
Calgary, Alberta, Canada
T2P 5H1

CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Sean P. O'Donnell, the Chief Financial Officer of TC Energy Corporation (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company's Annual report as filed on Form 40-F for the fiscal year ended December 31, 2024 with the Securities and Exchange Commission (the "Report"), that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SEAN P. O'DONNELL
Sean P. O'Donnell Chief Financial Officer
February 14, 2025

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TRANSCANADA PIPELINES LIMITED

450 – 1st Street S.W.
Calgary, Alberta, Canada
T2P 5H1

CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Sean P. O'Donnell, the Chief Financial Officer of TransCanada PipeLines Limited (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with TC Energy Corporation's Annual report as filed on Form 40-F for the fiscal year ended December 31, 2024 with the Securities and Exchange Commission (the "Report"), that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SEAN P. O'DONNELL
Sean P. O'Donnell Chief Financial Officer
February 14, 2025

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